                                                                   Exhibit 10.10

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

                          --------------------------
                         1999 NET CONSOLIDATOR PROGRAM
================================================================================


YOUR FIRM:    CTI                                             Proposal Date:                January 19, 1998
              1440 Kapiolani Blvd.                            Your Firm ARC:                1260167/05-51326
              8th Floor                                       Effective Date:               November 1, 1998
              Honolulu, HI  96814                             Termination Date:             October 31, 1999
              (hereinafter "Your Firm")                       DISTRICT:                     LAX
                                                              AGREEMENT NO:                 CON99005

This Agreement, when accepted shall constitute the entire Agreement between Your Firm and Trans World Airlines, Inc. ("TWA") with respect to net fares applicable to the markets identified herein, for air travel on TWA or Trans World Express ("TWE") commencing with the above Effective Date and continuing through the above Termination Date, and is subject to the General Terms and Conditions set forth on the following pages. This Agreement supersedes and replaces all previous understandings and agreements, whether oral or written with respect to the subject matter hereof.

The net fares offered to Your Firm are predicated on the following:

1. All travel must originate in the USA, with no westbound origination, and must be round-trip, open-jaw, circle trip, or one-way. One way transatlantic travel permitted at 60% of the applicable round-trip fare.

2. All travel must be sold consisting of a [*] minimum, ninety (90) day maximum stay.

3. All fares are quoted in U.S. dollars and are payable in U.S. dollars (regardless of the currency rate of exchange). Payment must be made in cash only; payment by credit card or MCO is not acceptable.

4.  Net fares, surcharges and applicable fees are not subject to commission.

5. Net fares are exclusive of fuel, departure, passenger facility, airport, terminal and/or security taxes or surcharges, which when applicable must be added to the fare collected from the passenger, and shown on the ticket(s) when issued. Outbound date determines round trip seasonal fares only. Surcharges, fees, sell-up differentials are applicable based on actual differentials are applicable based on actual date of travel and must be added to the fares regardless of departure date and/or season. Any passenger routing must be the same as the routing of any TWA published fare for that city pair.

6. Travel may not be combined with or ticketed in conjunction with any other fare on TWA/TWE (except for fares listed in this Agreement) or any other carrier or airline fare.

7. Net fares must be ticketed within [*] days of booking a reservation; however, for bookings made within [*] days of departure ticketing must occur within [*] hours.

8. No block space is permitted; group bookings (10 or more passengers) require specific authorization from TWA's Group Desk, and are subject to the terms and conditions applicable to TWA Group Desk sales procedures.

9.  Net fares are subject to change upon fifteen (15) days prior written notice.

10. All sales are subject to audit by TWA. Booking or ticketing violations will subject Your Firm to debit memo, cancellation of booking and/or immediate termination of this Agreement, at the sole discretion of TWA.

11. During the term of this Agreement, Your Firm agrees to ticket an average of [*] net flown (based on true origin and destination) passengers per month.

12. No tour conductor, student, infant, senior, site, agency discounts are permitted.

13. All tickets must be issued on standard stock with TWA (015) validation. No manual ticketing is permitted.

14. In the event of departure date weather conditions or TWA encounters operational difficulties which result in flight cancellation, delay or misconnection, TWA will provide transportation on its next available flight in the same class of service as originally ticketed, at no additional cost to passenger. TWA does not guarantee reprotection of passengers on another airline.

15. No name changes allowed on ticketed reservations (PNR).


[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request.

                         1999 NET CONSOLIDATOR PROGRAM
================================================================================

                         GENERAL TERMS AND CONDITIONS

1. This agreement shall become effective as of the date indicated above provided one (1) copy, signed by Your Firm is returned to TWA within thirty day of the date TWA signed this Agreement. In the event this Agreement is not so returned, it shall be construed as an offer only and shall be deemed automatically revoked. Any alterations, deletions or additions to the Terms and Conditions of this Agreement will not be effective without the express written approval of TWA.

2. Either party may cancel this Agreement at anytime, with or without cause, upon 30 days prior written notice to the other.

3. Your Firm can not promote TWA in conjunction with this program in any way including, but not limited to, written advertisement or print through newspapers, magazines, and/or facsimile solicitations.

4. Transportation shall be used in accordance with applicable tariffs and the conditions of carriage and rules and regulations of TWA. Tickets may not be used in conjunction with any special marketing programs conducted by TWA from time to time and shall not qualify for TWA Aviator Program mileage credit.

5. Tickets may not be endorsed over to other airlines for carriage, refund or exchange. Individual passengers shall be responsible for payment of excess baggage charges, upgrades and other charges incurred after issuance of tickets.

6. Your Firm agrees to notify TWA promptly, in writing in the event there are changes in the ownership, operation or control of Your Firm.

7. Your Firm agrees to take all reasonable and appropriate measures to keep this Agreement confidential, with the exception of those details necessary for the normal conduct of Your Firm's business.

8. Neither TWA nor Your Firm will in any manner or by any device, either directly or indirectly, act in violation of any applicable law, governmental order or regulation including the provisions of TWA's tariffs and Your Firm's appointment or provision for the conduct of business as established by ARC.

9. Tickets must be issued only at Your Firm's home office set forth on the preceding page hereof and Your Firm's branch office locations filed as such with the Airline Reporting Corporation ("ARC").

10. In the event TWA terminates your firms Your Firm Sales Agreement, this Agreement shall also terminate as of the same date.

11. This Agreement is governed by the laws of the State of Missouri.

                         1999 NET CONSOLIDATOR PROGRAM
================================================================================

MARKETS:                    USA to:  All TWA International destinations except TLV/CAI/RUH
-------
SURCHARGE DATES:            See attached schedule
---------------
BOOKING CLASS:              "T" Coach Transatlantic and Domestic
SELLUP:                     "V" Coach Transatlantic and Domestic
-------------
FARES:                      See attached schedule
-----
FARE BASIS CODE:            TLCONS/TKCONS/THCONS
SELLUP:                     VLCONS/VKCONS/VHCONS
---------------
TICKET DESIGNATOR/          NF99
SELLUP:                     NF99
------------------
DISCOUNTS:                  None
---------
CHANGES:                    Reticketing (including the reissuance of lost tickets) is the responsibility of the Your Firm.  All
-------                     changes/cancellations must be made at least 24 hours prior to the flight on which the passenger has reservations.

                            Once ticketed, all changes will be subject to a $100.00 fee provided origin and destination do not change, minimum/maximum stay requirements are met, and space in appropriate booking class is available.


CANCELLATION:               A $150.00 service charge applies refunded tickets provided the reservation was cancelled prior to
------------                departure.  Refund does not apply to NOSHOW reservations or partially used tickets. Refund request must be submitted to TWA Passenger Refunds within 60 days of original travel date.  In the event of death or the hospitalization of the passenger, there will be no penalty provided valid documentation is provided.


TICKETING                   All tickets must be issued on standard stock with TWA (015) validation.  All tickets must be booked
---------                   from direct access availability with ticket numbers appearing in PNR.  For Non-Worldspan users, ticket
PROCEDURES:                 numbers must be transmitted via GFAXX (OSI) Field.
----------

                            Remarks (Endorsement Box) -         Valid only on TWA/$100.00 change fee apply/$150.00 Cancellation
                            -------------------------           penalty.

                            Fare Basis Box/
                            --------------
                            Ticket Designator Box -             Assigned fare basis code/ticket designator code extended
                            -----------------------             to all flight coupons.  No dollar should appear on
                                                                flight coupon or passenger receipt.

                            Total Box (Flight coupon) -         "Bulk Fare" and Government fees and taxes should appear
                            ------------------------            on flight coupon.  Prepaid Ticketing and MCO's are not
                                                                permitted.

                            FARE BASIS/BOOKING CLASSS                     TICKET DESIGNATOR                       AVIATOR MILES
                            -------------------------                     -----------------                       -------------
                            (See seasonal fare page) [*]                  NF99                                    NONE
                            (See seasonal fare page) [*]                  NF99                                    NONE

AGREED TO AND ACCEPTED BY:               Trans World Airlines, Inc.

NAME:    /s/  Michael J. Hartley           /s/  Richard G. McBee
        ------------------------

TITLE:    President & CEO                  Richard G. McBee
        ------------------------

DATE:    9-24-98                           Staff Vice President - Sales Programs
        ------------------------

                                 CONSOLIDATOR
                       WINTER SEASON ROUNDTRIP NET FARES
                       ---------------------------------

                       November 1, 1998 - March 31, 1999

                        NYC            ZONE            ZONE             STL            ZONE            ZONE
                                        1               2                               3               4
           -----------------------------------------------------------------------------------------------------
           PAR          [*]             [*]             [*]             [*]             [*]             [*]
           -----------------------------------------------------------------------------------------------------
           MAD          [*]             [*]             [*]             [*]             [*]             [*]
           -----------------------------------------------------------------------------------------------------
           BCN          [*]             [*]             [*]             [*]             [*]             [*]
           -----------------------------------------------------------------------------------------------------
           LIS          [*]             [*]             [*]             [*]             [*]             [*]
           -----------------------------------------------------------------------------------------------------
           MIL          [*]             [*]             [*]             [*]             [*]             [*]
           -----------------------------------------------------------------------------------------------------
           ROM          [*]             [*]             [*]             [*]             [*]             [*]
           -----------------------------------------------------------------------------------------------------
           LON          [*]             [*]             [*]             [*]             [*]             [*]
           -----------------------------------------------------------------------------------------------------

            * ONLY APPLICABLE WITH CHI/DTT/CLE

ZONE 1 -      ALB  BDL  BOS  CHI  CLE  DTT  ORF  PHL  PIT  RIC  ROC  SDQ  SJU
              WAS

ZONE 2 -      MIA  FLL  FMY  JAX  ORL  PBI  SRQ  TPA

ZONE 3 -      ALO  ATL  BHM  BMI  BNA  BRL  CGI  CID  CMH  CMI  COU  CVG  DAY
              DEC  DFW  DSM  EVV  FSD  FWA  FYV  GRR  IAH  ICT  IND  JLN  LEX
              LIT  LNK  MEM  MKC  MKE  MLI  MSN  MSP  MSY  MWA  OKC  OMA  PAH
              PIA  RDU  SBN  SDF  SGF  SHV  SPI  SUX  TBN  TUL  TYS  UIN

ZONE 4 -      ABQ  AUS  COS  DEN  LAX  LAS  ONT  PDX  PHX  RNO  SAN  SAT  SEA
              SFO  SJC  SLC  SMF  SNA

=============================================================================

       Security Charge: U.S. Departure Tax Westbound Customs and
       Immigration Fee/Westbound Aphis Tax/Passenger Facility Charge (PFC's) and Applicable Foreign Taxes are not included.

=============================================================================

AIRFARES:                      Round-trip U.S. Origin Travel
BOOKING CLASS:                 "T"
FARE BASIS:                    TLCONS
SELLUP:                        INTO "V" CLASS [*] ONE-WAY / [*] ROUND-TRIP
FARE BASIS:                    VLCONS
DISCOUNTS:                     NONE
OPEN JAW:                      Single open-jaw travel permitted provided the applicable one-way fares are used.
STOP OVERS:                    NONE
SURCHARGE:                     TRAVEL ORIGINATING DECEMBER 15-24, 1998 [*]




[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request.

               CONSOLIDATOR SHOULDER SEASON ROUNDTRIP NET FARES
               ------------------------------------------------


                            APRIL 1, - MAY 31, 1999

                                 NYC            ZONE            ZONE             STL            ZONE            ZONE
                                                 1               2                               3               4
-------------------------------------------------------------------------------------------------------------------------
    PAR                          [*]             [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------------------------------
    MAD                          [*]             [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------------------------------
    BCN                          [*]             [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------------------------------
    LIS                          [*]             [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------------------------------
    MIL                          [*]             [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------------------------------
    ROM                          [*]             [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------------------------------
    LON                          [*]             [*]             [*]             [*]             [*]             [*]
-------------------------------------------------------------------------------------------------------------------------

* ONLY APPLICABLE WITH CHI/DTT/CLE

ZONE 1 -      ALB  BDL  BOS  CHI  CLE  DTT  ORF  PHL  PIT  RIC  ROC  SDQ  SJU
              WAS

ZONE 2 -      MIA  FLL  FMY  JAX  ORL  PBI  SRQ  TPA

ZONE 3 -      ALO  ATL  BHM  BMI  BNA  BRL  CGI  CID  CMH  CMI  COU  CVG  DAY
              DEC  DFW  DSM  EVV  FSD  FWA  FYV  GRR  IAH  ICT  IND  JLN  LEX
              LIT  LNK  MEM  MKC  MKE  MLI  MSN  MSP  MSY  MWA  OKC  OMA  PAH
              PIA  RDU  SBN  SDF  SGF  SHV  SPI  SUX  TBN  TUL  TYS  UIN

ZONE 4 -      ABQ  AUS  COS  DEN  LAX  LAS  ONT  PDX  PHX  RNO  SAN  SAT  SEA
              SFO  SJC  SLC  SMF  SNA

================================================================================

       Security Charge: U.S. Departure Tax Westbound Customs and
       Immigration Fee/Westbound Aphis Tax/Passenger Facility Charge (PFC's) and Applicable Foreign Taxes are not included.

================================================================================

AIRFARES:                      Round-trip U.S. Origin Travel
BOOKING CLASS:                 "T"
FARE BASIS:                    TKCONS
SELLUP:                        INTO "V" CLASS [*] ONE-WAY / [*] ROUND-TRIP
FARE BASIS:                    VLKCONS
DISCOUNTS:                     NONE
OPEN JAW:                      Single open-jaw travel permitted provided the applicable one-way fares are used.
STOP OVERS:                    NONE
SURCHARGE:                     TRAVEL ORIGINATING FRIDAY/SATURDAY/SUNDAY [*]




[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request.

                                  IMPORTANT!

                Please Retain and Refer To At Time of Ticketing
                        BULK/NET TICKETING INSTRUCTIONS


TWA's Bulk/Net Fare Agreements with net fares to TWA destinations: Please refer to the contract for the applicable markets, fares, fare basis codes, and ticket designators. To issue tickets correctly please follow the instructions below.

1. Always use the APPLICABLE FARE BASIS CODE followed by the ASSIGNED TICKET DESIGNATOR. IT IS EXTREMELY IMPORTANT THAT THIS COMPLETE CODE BE USED IN THE FARE BASIS/TICKET DESIGNATOR BOX. Note: a slash is required between the fare basis code and the ticket designator.

2. Booking Class: Applicable booking class of the Bulk/Net fare specified in your contract.

3.  The following information must be printed on the ticket:


          Remarks/Endorsement Box---------------------------VALID ON TWA ONLY/$$$$ CHANGE FEE/
                                                            NON-REFUNDABLE
                                                            (Replace $$$$ with applicable change
                                                            fee amount as stated in contract).

          Fare Basis Box/Ticket Designator------------------ASSIGNED FARE BASIS CODE/TICKET DESIGNATOR
                                                            extended to ALL coupons and travel segments.

          Equivalent Fare Paid Box (Auditors Coupon)--------ALLOCATE BASE FARE, TAX, PASSENGER FACILITY
                                                            CHARGES AND OTHER APPLICABLE GOVERNMENT FEES
                                                            AND TAXES.  Total all amounts

          Total Box (Flight Coupon)-------------------------"BULK FARE", plus government fees and taxes.
                                                            Fare amount must not be written on Passenger
                                                            Coupon or Flight Coupon.



             TICKETS ISSUED INCORRECTLY ARE SUBJECT TO DEBIT MEMOS
             -----------------------------------------------------